Exhibit 10.40

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”), dated as of June 25, 2024, is entered into by and among LINEAGE LOGISTICS, LLC, a Delaware limited liability company (the “Company”), LINEAGE LOGISTICS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), LINEAGE OP, LLC, a Delaware limited liability company (“Lineage OP”), LINEAGE, INC., a Maryland corporation (“Parent Company”), the U.S. Borrowers, the Foreign Borrowers, the Required Lenders, the Assignors (as defined below), the Assignees (as defined below), and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITALS

A.

The Company, the U.S. Borrowers, the Foreign Borrowers, Holdings, Lineage OP, Parent Company, the Administrative Agent, the financial institutions party thereto as lenders from time to time (each individually, a “Lender” and collectively, the “Lenders”), and the other parties thereto, have previously entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 15, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B.

Certain Lenders have agreed to take assignments of loans and commitments under the Credit Agreement, and the parties hereto have agreed to amend the Credit Agreement to implement such assignments pursuant to the terms and conditions set forth herein.

C.

The Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Administrative Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendment to Credit Agreement. Schedule 1.1A attached to the Credit Agreement is hereby amended and restated in its entirety with Schedule 1.1A attached hereto identified as such. On the Amendment Effective Date (as defined below), (i) each Lender will have the applicable Commitments set forth opposite such Lender’s name on Schedule 1.1A attached hereto, (ii) the Loans outstanding on the Amendment Effective Date shall be reallocated as necessary among the Lenders in accordance with their applicable Commitments set forth on Schedule 1.1A attached hereto and (iii) the Lenders shall purchase from and/or assign to each of the other Lenders, as applicable, such interests in the Loans outstanding on such date as shall be necessary so that, after giving effect to such purchases and assignments, such Loans will be held by the Lenders ratably in accordance with their applicable Commitments set forth on Schedule 1.1A attached hereto. Each Lender agrees to waive any amounts that would have otherwise been payable pursuant to Section 2.20 of the Credit Agreement as a result of the conversion of any Term Benchmark Loans (as defined in the Credit Agreement) on the Amendment Effective Date.

2. Assignments.

a.

UBS Assignments. For an agreed consideration, each of JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., Morgan Stanley Bank, N.A., Morgan Stanley Senior Funding, Inc., Bank of America, N.A., Goldman Sachs Lending Partners LLC, Coöperatieve Rabobank U.A., New York Branch, Truist Bank, Capital One, National Association, Royal Bank of Canada, The Bank of Nova Scotia, KeyBank National Association, Mizuho Bank, Ltd., The Huntington National Bank, HSBC Bank USA, N.A., and Regions Bank (each, a “UBS Assignor” and, collectively, the “UBS Assignors”) hereby irrevocably sells and assigns to UBS AG, Stamford Branch (the “UBS Assignee”), and the UBS Assignee hereby irrevocably purchases and assumes from each UBS Assignor, subject to and in accordance with this Amendment and the Credit Agreement, as of the Amendment Effective Date (i) all of such UBS Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified on Schedule A attached hereto of all of such outstanding rights and obligations of such UBS Assignor under the respective facilities identified on Schedule A attached hereto (including any letters of credit and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such UBS Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above by each UBS Assignor being referred to herein collectively as its “UBS Assigned Interest”). Such sale and assignment is without recourse to such UBS Assignor and, except as expressly provided in this Amendment, without representation or warranty by such UBS Assignor.

b.

PNC Assignments. For an agreed consideration, each of JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., Morgan Stanley Bank, N.A., Morgan Stanley Senior Funding, Inc., Bank of America, N.A., Goldman Sachs Lending Partners LLC, Coöperatieve Rabobank U.A., New York Branch, Truist Bank, Capital One, National Association, Royal Bank of Canada, The Bank of Nova Scotia, KeyBank National Association, Mizuho Bank, Ltd., The Huntington National Bank, HSBC Bank USA, N.A., Regions Bank and CoBank FCB (each, a “PNC Assignor” and, collectively, the “PNC Assignors”, and together with the UBS Assignors, collectively, the “Assignors”) hereby irrevocably sells and assigns to PNC Bank, National Association (the “PNC Assignee”, and together with the UBS Assignee, collectively, the “Assignees”), and the PNC Assignee hereby irrevocably purchases and assumes from each PNC Assignor, subject to and in accordance with this Amendment and the Credit Agreement, as of the Amendment Effective Date (i) all of such PNC Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified on Schedule B attached hereto of all of such outstanding rights and obligations of such PNC Assignor under the respective facilities identified on Schedule B attached hereto (including any letters of credit and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such PNC Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above by each PNC Assignor being referred to herein collectively as its “PNC Assigned Interest”, and together with the UBS Assigned Interest, collectively, the “Assigned Interest”). Such sale and assignment is without recourse to such PNC Assignor and, except as expressly provided in this Amendment, without representation or warranty by such PNC Assignor

c.

Representations and Warranties of the Assignors. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of its Assigned Interest, (ii) its Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement, (iv) any requirements under applicable law for the Assignee to become a lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by any Borrower, any of each such Borrower’s Subsidiaries or Affiliates or any other Person of any of their respective obligations under the Credit Agreement.

d.

Representations and Warranties of the Assignees. Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Interests and become a Lender, (iii) from and after the Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interests, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interests and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interests, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to purchase the Assigned Interests on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Arranger, any Assignor or any other Lender or any of their respective Related Parties, and (vi) attached to this Amendment or otherwise provided to the Administrative Agent is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Arranger, any Syndication Agent, any Documentation Agent, any Assignor or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

e.

Payments. From and after the Amendment Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the applicable Assignor for amounts which have accrued to but excluding the Amendment Effective Date and to the applicable Assignee for amounts which have accrued from and after the Amendment Effective Date.

3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions, the “Amendment Effective Date”):

a.

Amendment. The Company, Holdings, Lineage OP, Parent Company, the U.S. Borrowers, the Foreign Borrowers, the Administrative Agent, the Assignors, the Assignees, and the Required Lenders shall have indicated their consent to this Amendment by the execution and delivery of the signature pages hereto to the Administrative Agent.

b.

Representations and Warranties. The representations and warranties of the Loan Parties set forth herein and in the Loan Documents must be true and correct in all material respects with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

c.

Expenses. The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower Representative agrees it is responsible pursuant to Section 10.3 of the Credit Agreement) that are due and payable in connection with this Amendment.

d.

Notes. Execution and delivery to the Administrative Agent by the Borrowers of a replacement Note in favor of each Lender whose Commitment is changing in connection with this Amendment that requests a replacement Note at least 3 Business Days in advance of the Amendment Effective Date and a new Note in favor of each Assignee that requests a Note, in each case in the amount of its applicable Commitment set forth on Schedule 1.1A attached hereto.

4. Representations and Warranties. Holdings and each Borrower represent and warrant as follows:

a.

Authority. Each Loan Party has the requisite power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary organizational action. The execution, delivery, and performance by each Loan Party of this Amendment and the transactions contemplated hereunder (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or the assets of any Loan Party or any of its Subsidiaries, or any Governing Document of any Loan Party, except where such violation could not reasonably be expected to have a Material Adverse Effect and (iv) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such indenture, agreement or other instrument.

b.

Enforceability. This Amendment has been duly executed and delivered by each Loan Party. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid, and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

c.

Representations and Warranties. The representations and warranties of the Loan Parties in the Loan Documents are true and correct in all material respects with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

d.

No Duress. This Amendment has been entered into without force or duress, of the free will of each Loan Party. Each Loan Party’s decision to enter into this Amendment is a fully informed decision and each Loan Party is aware of all legal and other ramifications of such decision.

e.

Counsel. Each Loan Party has read and understands this Amendment, has consulted with and been represented by legal counsel in connection herewith, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

f.	No Default. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment or any other Loan Document.

5. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York, but without giving effect to any federal laws applicable to national banks.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrowers or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

7. Reference to and Effect on the Loan Documents.

a.

Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

b.

Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower and each other Loan Party to Administrative Agent and Lenders without defense, offset, claim or contribution.

c.

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

d.	This Amendment is a Loan Document.

e.	This Amendment shall not constitute or effect a novation of the obligations of each Loan Party under the Credit Agreement, as amended hereby, and other Loan Documents.

8. Ratification. Each of Holdings and the Borrowers hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

9. Estoppel. To induce Administrative Agent and Lenders to enter into this Amendment and to induce Administrative Agent and the Lenders to continue to make advances to Borrowers under the Credit Agreement, each Borrower and each other Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim, or objection in favor of any Borrower or any other Loan Party as against Administrative Agent or any Lender with respect to the Obligations.

10. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11. Severability. In case any provision in this Amendment shall be invalid, illegal, or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Administrative Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

13. Costs and Expenses. The Borrower Representative agrees to pay, promptly after receipt of a demand therefore, all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 10.3 of the Credit Agreement.

14. Acknowledgment of Guarantors. Each of Holdings, Lineage OP and Parent Company, being a Guarantor, hereby acknowledges and agrees to this Amendment and confirms and agrees that the Guarantee Agreement and each of the other Loan Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, (a) each reference in the Guarantee Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the “Credit Agreement” as amended or modified by this Amendment, and (b) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the “Credit Agreement” as amended or modified by this Amendment.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

HOLDINGS:

LINEAGE LOGISTICS HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Michelle Domas
Name: Michelle Domas
Title: Treasurer

PARENT COMPANY:

LINEAGE, INC., a Maryland corporation

By:	/s/ Kevin Marchetti
Name: Kevin Marchetti
Title: President

LINEAGE OP:

LINEAGE OP, LLC., a Delaware limited liability company

By:	Lineage, Inc., its managing member

By:	/s/ Kevin Marchetti
Name: Kevin Marchetti
Title: President

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]

BORROWERS:

LINEAGE LOGISTICS, LLC
LINEAGE LOGISTICS PFS, LLC
LINEAGE LOGISTICS SCS, LLC
LINEAGE LOGISTICS SERVICES, LLC
LINEAGE MANUFACTURING, LLC
LINEAGE TRANSPORTATION, LLC
LINEAGE REDISTRIBUTION, LLC
LINEAGE FOODSERVICE SOLUTIONS, LLC
NOCS SOUTH ATLANTIC COLD STORAGE & WAREHOUSE, LLC NOCS WEST GULF, LLC
NEW ORLEANS COLD STORAGE AND WAREHOUSE COMPANY, LLC
LINEAGE LOGISTICS HCS, LLC
LINEAGE AUS RE HOLDINGS, LLC
LINEAGE LOGISTICS AFS, LLC
LINEAGE LOGISTICS CANADA HOLDINGS, LLC each a Delaware limited liability company

By:	/s/ Michelle Domas
Name: Michelle Domas
Title: Treasurer

PREFERRED FREEZER LOGISTICS, LLC, a New Jersey limited liability company

By:	/s/ Michelle Domas
Name: Michelle Domas
Title: Treasurer

LINEAGE CUSTOMS BROKERAGE, LLC, a Washington limited liability company

By: Lineage Transportation Holdings, LLC, a Delaware limited liability company, its sole member

By:	/s/ Michelle Domas
Name: Michelle Domas
Title: Treasurer

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]

Executed by each of: Emergent Cold Bidco Pty Ltd Emergent Cold Midco 3 Pty Ltd. Emergent Cold Pty Ltd Lineage AUS TRS Pty Ltd, in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Craig Bowyer
Director signature

CRAIG BOWYER
Director full name (BLOCK LETTERS)

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]

LINEAGE LOGISTICS NEW ZEALAND, (NZ Company Number: 1232) By:

/s/ Guy Moniz	/s/ Mark Stevens
Signature of Director	Signature of Director

GUY MONIZ Name of Director	MARK STEVENS Name of Director

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]

LINEAGE NZ TRS LIMITED, (NZ Company Number: 7967497) By:

/s/ Guy Moniz	/s/ Mark Stevens
Signature of Director	Signature of Director

GUY MONIZ Name of Director	MARK STEVENS Name of Director

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]

For and on behalf of

Lineage Danish Bidco ApS

By:	/s/ Annegien Kooij
Name: Annegien Kooij
Title: Director

By:	/s/ Harld Peters
Name: Harld Peters
Title: Director

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]

Lineage Norway Holdings I AS,

By:	/s/ Annegien Kooij
Name: Annegien Kooij
Title: Director

By:	/s/ Harld Peters
Name: Harld Peters
Title: Director

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]

LINEAGE DUTCH BIDCO B.V.,

/s/ Annegien Kooij
By: Annegien Kooij
Title: Director

/s/ Harld Peters
By: Harld Peters
Title: Director

LINEAGE TREASURY EUROPE B.V.,

/s/ Annegien Kooij
By: Annegien Kooij
Title: Director

/s/ Harld Peters
By: Harld Peters
Title: Director

LINEAGE DUTCH COOPERATIEF U.A.,

/s/ Annegien Kooij
By: Annegien Kooij
Title: Director

/s/ Harld Peters
By: Harld Peters
Title: Director

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]

LINEAGE NL TRS B.V.,

/s/ Annegien Kooij
By: Annegien Kooij
Title: Director

/s/ Harld Peters
By: Harld Peters
Title: Director

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]

SIGNED for and on behalf of	)
LINEAGE UK HOLDINGS LIMITED, as Borrower,	) )
a company incorporated in Guernsey, acting by Annegien Maria Kooij who, in accordance with the laws of that territory, is acting under the authority of the company	) ) ) ) )	/s/ Annegien Kooij Director

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]

For and on behalf of Lineage UK T&F Holdings Limited

/s/ Annegien Kooij
Name: Annegien Kooij
Title: Director

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]

LINEAGE LOGISTICS ORS LTD.,

By:	/s/ Michelle Domas
Name: Michelle Domas
Title: Treasurer

LINEAGE LOGISTICS ORS TRS LP, by its general partner: LINEAGE LOGISTICS ORS TRS, GP LTD.

By:	/s/ Michelle Domas
Name: Michelle Domas
Title: Treasurer

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]

LINEAGE LOGISTICS SINGAPORE PTE. LTD., a company incorporated in Singapore, with registration number 202206184N,

By:	/s/ Craig Bowyer
Name: Craig Bowyer
Title: Director

By:	/s/ Anthony Heng
Name: Anthony Heng
Title: Director

LINEAGE LOGISTICS SINGAPORE INTERMEDIATE HOLDINGS PTE. LTD., a company incorporated in Singapore, with registration number 202213934R,

By:	/s/ Craig Bowyer
Name: Craig Bowyer
Title: Director

By:	/s/ Anthony Heng
Name: Anthony Heng
Title: Director

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Lender and a Lender

By:	/s/ Mayank Sinha
Name: Mayank Sinha
Title: Executive Director

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

WELLS FARGO BANK, N.A., as a Lender and an Issuing Lender

By:	/s/ Cristina Johnnie
Name: Cristina Johnnie
Title: Vice President

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

MORGAN STANLEY BANK, N.A.

By:	/s/ Gretell Merlo
Name: Gretell Merlo
Title: Authorized Signatory

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Gretell Merlo
Name: Gretell Merlo
Title: Authorized Signatory

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH

By:	/s/ Justine Dupont-Nivet
Name: Justine Dupont-Nivet
Title: Executive Director

By:	/s/ Eli Goldman
Name: Eli Goldman
Title: Vice President

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Alexander P. Wilke
Name: Alexander P. Wilke
Title: Duly Authorized Signatory

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Thomas W. Nowak
Name: Thomas W. Nowak
Title: Senior Vice President

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

GOLDMAN SACHS BANK USA

By:	/s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Bradley Sellers
Name: Bradley Sellers
Title: Authorized Signatory

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

ROYAL BANK OF CANADA

By:	/s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

THE HUNTINGTON NATIONAL BANK

By:	/s/ Melissa Costello
Name: Melissa Costello
Title: AVP

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

TRUIST BANK

By:	/s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
Title: Director

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

MIZUHO BANK, LTD.

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

THE BANK OF NOVA SCOTIA

By:	/s/ Chelsea McCune
Name: Chelsea McCune
Title: Director

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

HSBC BANK USA, N.A.

By:	/s/ Jillian Clemons
Name: Jillian Clemons
Title: Senior Vice President

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

COBANK FCB

By:	/s/ Jared A Greene
Name: Jared A Greene
Title: Assistant Corporate Secretary

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

COMPEER FINANCIAL, PCA

By:	/s/ Betty Janelle
Name: Betty Janelle
Title: Director, Capital Markets

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

REGIONS BANK

By:	/s/ Nicholas R. Frerman
Name: Nicholas R. Frerman
Title: Senior Vice President

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

FARM CREDIT SERVICES OF AMERICA, PCA

By:	/s/ Thomas L. Markowski
Name: Thomas L. Markowski
Title: Vice President

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

GREENSTONE FARM CREDIT SERVICES

By:	/s/ Andrew Shockley
Name: Andrew Shockley
Title: Vice President

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

UBS AG, STAMFORD BRANCH

By:	/s/ Muhammad Afza
Name: Muhammad Afza
Title: Director

By:	/s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

[Signature Page to Amended and Restated Revolving Credit and Term Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ David C. Drouillard
Name: David C. Drouillard
Title: Senior Vice President

[Signature Page to Amendment to Revolving Credit and Term Loan Agreement]